UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2020

FISION Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-53929	27-2205792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 West End Boulevard, Suite 100 Minneapolis, Minnesota	55416
(Address of principal executive offices)	(Zip Code)

(612) 927-3700

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 30, 2020, the Board of Directors of FISION Corporation, a Delaware corporation (“FISION”) appointed Greg Nagel a director of FISION to serve on its Board of Directors until the next regular meeting of shareholders or until his successor is elected. Mr. Nagel has over 20 years of experience leading large sales and marketing teams in the surgical distribution space. For the past six years, Mr. Nagel has been a distributor for Innovative Sterilization Technologies, Inc. Mr. Nagel is a graduate of Augustana University.

Effective March 31, 2020, and in line with the previously disclosed consulting agreement with Capital Market Solutions, LLC on March 31, 2019, Daniel Dorsey resigned as the interim Chief Financial Officer of FISION Corporation, a Delaware corporation (“FISION” or “Registrant”). Further, Mr. Dorsey resigned from the Board of Directors of FISION Corporation effective March 31, 2020.

Effective April 3, 2020, the Board of Directors of FISION Corporation, a Delaware corporation (“FISION”) appointed William Gerhauser a director of FISION to serve on its Board of Directors until the next regular meeting of shareholders or until his successor is elected. Mr. Gerhauser has over 25 years of experience in the financial industry in both the United States and Europe.

For the past five years, Mr. Gerhauser is the Chief Executive Officer of Capital Market Solutions ("CMS"). CMS is an international consultancy firm that provides accounting, legal, structural and strategic advice to several private and public companies. Mr. Gerhauser is also the President of MGA Holdings, LLC, and also the Managing Partner of Ignition Capital, LLC. Mr. Gerhauser is also a co-founder of Fighters Choice, Inc.

Mr. Gerhauser’s specialty is niche markets that are heavily regulated or have unusual tax considerations. In the last 15 years he has successfully initiated transactions in the Oil and Gas, Entertainment, Biotech, Information Technology and Beverage Industries. He is a UKUS dual national. He is a graduate of The Royal College of St. Peter at Westminster, and is a U.S. Army Infantry Veteran.

As of April 3, 2020, the company’s Board of Directors will be comprised of four members, with two serving as independent directors under the rules of FINRA, the SEC, and all national stock exchanges.

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Cautionary Statements Regarding Forward-Looking Information

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” “targets,” or other similar expressions. Such statements may include, but are not limited to, statements about the adjustments to the Company’s valuation allowance for the deferred tax asset balances, future financial and operating results, any need to restate financial statements and related matters, the Company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

Forward-looking statements are subject to significant known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to the potential outcome of any strategic initiatives we pursue. Risks and uncertainties relating to the Restatement due to the error in the valuation allowance for deferred tax assets include: the timing of and definitive findings regarding the Company’s assessment of the error in its valuation allowance, including the expected materiality of the adjustments; whether any additional accounting errors or other issues are identified; reactions from the Company’s creditors, stockholders, or business partners; potential delays in the preparation of restated financial statements; our ability to remediate control deficiencies and material weaknesses, and the timing and expense of such remediation; our ability to successfully negotiate and obtain any necessary waivers, amendments and / or forbearances (including any extensions of the foregoing) to credit and financing arrangements and the impact on our business should we fail to obtain such waivers, amendments and / or forbearances; and the impact and result of any litigation or regulatory inquiries or investigations related to the findings of the Company’s assessment or the Company’s Restatement. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described above and in more detail under the heading “Risk Factors” in the Company’s annual and quarterly reports filed with the SEC.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as otherwise required under the federal securities laws. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter except as otherwise required under the federal securities laws.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISION CORPORATION
(Registrant)

Dated: April 7, 2020	By:	/s/ Michael Brown
Michael Brown Chairman of the Board

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